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                                Exhibit (14)(a)

                         Consent of Ernst & Young, LLP

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                         INDEPENDENT AUDITOR'S CONSENT

We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectus included in Post-Effective Amendment No. 35 to the Registration Statement on Form N-14 (No. 33-24848) of Fifth Third Funds and to the use of our report dated September 22, 1999, incorporated by reference therein.


/s/ Ernst & Young, LLP
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Ernst & Young, LLP
Cincinnati, Ohio
July 24, 2000